GUIDESTONE FUNDS
Supplement dated June 30, 2023
to
Prospectus dated May 1, 2023
This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
I.  PORTFOLIO MANAGER UPDATES FOR THE GLOBAL REAL ESTATE SECURITIES FUND
Effective July 3, 2023, John Minor, CFA, Vice President and Portfolio Manager – North America, will no longer serve as a portfolio manager to the assigned portion of the Global Real Estate Securities Fund (“GRESF”) managed by Heitman Real Estate Securities LLC (“HRES”). Upon effectiveness, all references to Mr. Minor will be deleted in their entirety.
In the section “Sub-Advisers and Portfolio Managers” for the GRESF, on page 135, the disclosure for HRES is deleted in its entirety and replaced with the following:

Heitman Real Estate Securities LLC
Charles Harbin, CFA Managing Director, Co-Head and Portfolio Manager – Public Real Estate Securities	Since January 2020
Jacques Perdrix Executive Vice President and Portfolio Manager – Europe	Since November 2017
Damon Wang, CFA Senior Vice President and Portfolio Manager – Asia Pacific	Since June 2021
Jeffrey Yurk, CFA Managing Director, Co-Head and Portfolio Manager – Public Real Estate Securities	Since January 2020
Under the heading “Sub-Advisers” for the GRESF, on page 215, the disclosure for HRES is deleted in its entirety and replaced with the following:
Heitman Real Estate Securities LLC (“HRES”), 110 North Wacker Drive, Suite 4000, Chicago, Illinois 60606: Heitman LLC, the parent of HRES, was founded in 1966 in Chicago. HRES and Heitman LLC had approximately $3.7 billion and $52.3 billion in assets under management, respectively, as of December 31, 2022. HRES’s real estate securities team consists of over 20 investment professionals situated in offices around the globe. The team is led by the following portfolio managers: Charles Harbin, CFA, Managing Director, Co-Head and Portfolio Manager – Public Real Estate Securities; Jeffrey Yurk, CFA, Managing Director, Co-Head and Portfolio Manager – Public Real Estate Securities; Jacques Perdrix, Executive Vice President and Portfolio Manager – Europe; and Damon Wang, CFA, Senior Vice President and Portfolio Manager – Asia Pacific. The portfolio managers work to carry out the firm’s highly specialized investment process and are responsible for defining the global investment themes and risk management. Messrs. Harbin, Yurk and Perdrix each have five years or more of service with HRES. Mr. Wang has been with HRES for a year, and prior to joining HRES, he served, since 2014, at LaSalle Investment Management Securities in Hong Kong and left the firm holding the position of Senior Vice President, where he was responsible for public real estate securities investment coverage of the Asia-Pacific region.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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GUIDESTONE FUNDS
Supplement dated June 30, 2023
to
Statement of Additional Information (“SAI”) dated May 1, 2023
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  CORRECTION TO CHANGE OF CONTROL FOR THE MEDIUM-DURATION BOND FUND
In the section entitled Control Persons of Sub-Advisers for the Medium-Duration Bond Fund, on page 71, the disclosure pertaining to Guggenheim Partners Investment Management, LLC is deleted in its entirety and replaced with the following:
Guggenheim Partners Investment Management, LLC (“Guggenheim”), 100 Wilshire Boulevard., Suite 500, Santa Monica, California 90401: Guggenheim is a Delaware limited liability company formed on September 29, 2005. Guggenheim is an indirect wholly owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $285 billion in assets under management as of December 31, 2022.
II.  PORTFOLIO MANAGER UPDATE FOR THE GLOBAL REAL ESTATE SECURITIES FUND
Effective July 3, 2023, John Minor, CFA, Vice President and Portfolio Manager – North America, will no longer serve as a portfolio manager to the assigned portion of the Global Real Estate Securities Fund managed by Heitman Real Estate Securities LLC. Upon effectiveness, all references to Mr. Minor will be deleted in their entirety.
III.  CHANGES TO PROXY VOTING
Effective July 1, 2023, GuideStone Capital Management, LLC will no longer delegate proxy voting duties to the sub-advisers and will assume all proxy voting duties, including the voting of proxies for portfolio securities, of each Fund. Upon effectiveness, the descriptions of the proxy voting policies and procedures adopted by each of the sub-advisers are deleted in their entirety from Appendix C.
Under the heading of “Description of Investments and Risks,” the section entitled Faith-based Investing, on page 12, is deleted in its entirety and replaced with the following:
Faith-based Investing. The Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser receives and analyzes information from multiple sources (including through various third-party screening platforms, news sources and feeds, the Bible and company websites and financial disclosures) on the products and services of companies in the Fund’s investment universe and utilizes this information to determine which companies should be prohibited for investment by it or a Sub-Adviser. Faith-based investing, in accordance with the GuideStone Financial Resources stated policy, is an integral part of the investment program of the Trust. The implementation of the Funds’ faith-based investment guidelines is overseen by members of the Adviser’s executive and senior management team.
It is important to understand that in certain cases it may be more difficult to implement the Funds’ faith-based investment guidelines. Faith-based investing outside the United States is often more challenging due to a vastly
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larger universe of securities and varying laws and regulations governing disclosure requirements. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply investing guidelines abroad than it is in the United States. In addition, it can be more difficult to implement the Funds’ faith-based investment guidelines with respect to portfolios that are managed using quantitative investment management processes. The Adviser consistently evaluates portfolios for companies that violate the guidelines and places these companies on a restricted list as it becomes aware of them. There is also the possibility that a company held by a Fund may subsequently become involved in products, services or activities, through a corporate acquisition or change of business strategy, that causes the company to become inconsistent with the Trust’s faith-based investment guidelines. Accordingly, there is the risk that, from time to time, securities acquired by a Fund subsequently will be determined to be inconsistent with the Trust’s faith-based investment guidelines. When a Fund becomes aware that it has invested in such a security, the Fund will seek to eliminate the position as soon as reasonably possible, which could result in a loss or gain to the Fund.
Under the heading “Proxy Voting,” on page 114, the first paragraph is deleted in its entirety and replaced with the following:
Please refer to Appendix B of this SAI for the proxy voting policies and procedures adopted by the Adviser and the Trust. Please refer to Appendix C of this SAI for a description of the Adviser’s general guidelines for voting proxies.
In “Appendix B – GuideStone Funds’ Proxy Voting Policies and Procedures,” beginning on page B-1, the disclosure is deleted in its entirety, and in “Appendix C – Description of Proxy Voting Policies and Procedures of Sub-Advisers,” beginning on page C-1, the disclosures, including the Appendix title, are deleted in their entirety. The following disclosure has been included as a replacement for both:
Appendix B — GuideStone Capital Management, LLC and GuideStone Funds Proxy Voting Policies and Procedures
Provided below are the proxy voting policies and procedures adopted by GuideStone Capital Management, LLC and GuideStone Funds.
Purposes
Each series of GuideStone Funds, a Delaware statutory trust, (each a “Fund,” and together, the “Funds”), uses the following policies and procedures to address how its proxies relating to portfolio securities will be voted, which include the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, GuideStone Capital Management, LLC (the “Adviser”), its sub-advisers, or its principal underwriter (or any affiliated person of the Adviser, sub-advisers, or principal underwriter), on the other.
The Board of Trustees of the Funds (the “Board”) has delegated its proxy voting duties to the Adviser and, accordingly, the following includes the policies and procedures of the Adviser that will be used on the Funds’ behalf to determine how to vote proxies relating to portfolio securities.
The Funds’ Proxy Voting Program
Select Funds
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Adviser.

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The Adviser is a fiduciary and owes each Fund a fiduciary duty with respect to services undertaken on each Fund’s behalf, including voting. The Adviser is responsible to vote any proxies associated with each Fund’s portfolio securities in accordance with these policies and procedures.
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One of more of the Fund(s) may participate in a securities lending program. The Proxy Voting Committee may determine that the benefit to a Fund of voting a particular proxy outweighs the benefits of securities lending if the matters involved would have a material effect on the Fund’s investment in the loaned security. In those instances, the Adviser may determine to recall securities that are on loan prior to the meeting record date, so that it will be entitled to vote those shares. There may be instances where the Adviser is unable to recall shares in time to vote.
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Proxy Advisory Firm(s). The Adviser has retained a proxy advisory firm, Institutional Shareholder Services Inc. (“ISS”), to assist it in discharging its proxy voting duties. The Adviser retains full and independent discretion with respect to proxy voting decisions. The Adviser leverages research and voting recommendations from ISS as an input to the Adviser’s voting decisions, which are based on the Adviser’s internally developed custom guidelines, as described below.
Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors which may result in ISS issuing revised proxy vote recommendations. The Adviser will periodically monitor for these research alerts issued by ISS and will generally endeavor to consider such information where such information is considered material provided that it is delivered in a timely manner ahead of the vote deadline.
As part of its fiduciary obligation, the Adviser performs initial and ongoing due diligence on the proxy advisory firms that it engages. Accordingly, the Adviser is responsible for taking into account appropriate considerations in selecting a proxy advisory firm (e.g., capabilities of research staff, methodologies for formulating voting recommendations, adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest), evaluating its services (including any material changes in services or operations) in determining whether to continue to retain the firm, and for taking appropriate steps when the Adviser becomes aware of potential factual errors, potential incompleteness, or potential methodological weaknesses in the proxy advisory firm’s analysis that may materially affect one or more of the Adviser’s voting determinations.
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Proxies Not Voted. There may be times when the Adviser may refrain from voting a proxy on behalf of a Fund where the economic or other opportunity costs of voting exceeds any benefit to the Fund, such as when the Adviser determines that the cost of voting the proxy (which may include the opportunity cost of recalling shares out on loan for the purposes of proxy voting) exceeds the expected benefit to the Fund or where the Adviser does not receive proxy materials with sufficient time and information to make an informed independent voting decision.
The Adviser’s Proxy Voting Policies and Procedures
These policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interests of the Funds in accordance with its fiduciary duty and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).
Proxy Voting in the Best Interests of the Funds
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Policies.
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To satisfy its fiduciary duty in making any voting determination with respect to portfolio securities held by a Fund, the Adviser will make the determination in the best interests of the Fund(s) and will not place the Adviser’s own interests ahead of the interests of the Fund(s).

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The Adviser will conduct an investigation reasonably designed to ensure that the voting determination is not based on materially inaccurate or incomplete information (e.g., the Adviser will monitor corporate events with respect to those portfolio securities).
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As deemed necessary and appropriate, the Adviser will also consider whether certain types of matters may necessitate that the Adviser conduct a more detailed analysis than what may be entailed by application of its general voting guidelines (set forth in Appendix A hereto (which is Appendix C of this SAI), to consider factors particular to the issuer or the voting matter under consideration (e.g., corporate events (mergers and acquisition transactions, dissolutions, conversions or consolidations) or contested elections for directors). When determining whether to conduct such an issuer-specific analysis, or an analysis specific to the matter to be voted on, the Adviser will consider the potential effect of the vote on the value of a Fund’s investments.
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Guidelines. When the Adviser votes portfolio securities held by a Fund, it applies the guidelines attached hereto as Appendix A (which is Appendix C of this SAI).
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Procedures. When voting portfolio securities held by a Fund, the Adviser will:
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Have a process to obtain and evaluate such information as deemed reasonably necessary, such as the proxy statement and other information provided by the companies whose securities are being voted;
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Analyze and evaluate the voting matters on the proxy statement and the disclosure contained therein, including the recommendations of management of the issuer, and any shareholder proposal(s), considering the potential effect of the vote on the value of the Fund’s investment;
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Assess whether the expected benefit to the Fund of voting exceeds the cost of voting the proxy (including the opportunity cost of recalling shares out on loan for the purposes of proxy voting); and
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Arrange for the submission of those vote(s) to the shareholder meeting(s) in a timely manner.
Conflicts of Interest
From time to time, the Adviser or its Proxy Voting Committee member(s) may have a conflict of interest in making voting determinations with respect to a Fund’s portfolio securities (e.g., if the Adviser’s and/or a Committee member’s interests in an issuer or voting matter differ from those of the Fund(s) voting a proxy). A conflict of interest could arise, for example, because of a business relationship with an issuer, or a direct or indirect pecuniary interest in the issuer or matter being voted upon, or because of a personal relationship with corporate directors or candidates for directorships. Whether a material conflict of interest exists depends upon the facts and circumstances.
The members of the Proxy Voting Committee will seek to identify any potential conflict(s) of interest, and provide full, fair and timely disclosure of such conflict(s) to the Chief Compliance Officer of the Funds and the Adviser (the “CCO”) (who is a non-voting member of the Committee) and obtain his informed consent before proceeding further (as set forth below).
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Identifying Conflicts of Interest. For purposes of identifying conflicts of interest under these procedures, the Proxy Voting Committee will rely upon the objective facts available to it about an issuer and its voting matters from reliable sources. It may be determined that a conflict of interest exists for the following reasons, among others:
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Significant Business Relationships – A matter could involve an issuer or proponent with which the Adviser has a significant business relationship, such as other investment advisory firms, service providers and vendors, clients and financial intermediaries. For this purpose, a “significant business relationship” is one that might create a pecuniary incentive for the Adviser to vote in favor of the issuer’s management. The CCO may reasonably determine that a business relationship with an issuer does not entail any pecuniary incentive.
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Direct or Indirect Pecuniary Interest in Issuers or Voting Matters – The Adviser or its Proxy Voting Committee members could have beneficial ownership of securities of an issuer (including securities in an issuer’s capital structure different from those owned by a Fund), and thus an opportunity to profit from changes in the value of an issuer’s securities.
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Significant Personal or Family Relationships – A matter could involve an issuer, proponent, or individual with which a Proxy Voting Committee member has a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how the Proxy Voting Committee member votes the proxy.
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Mitigating Conflicts of Interest. If a Proxy Voting Committee member becomes aware of a potential conflict of interest with respect to an issuer or a matter being voted upon (including those described above), the Committee member will promptly disclose the conflict(s) to the CCO. If the CCO determines that there is an actual material conflict of interest, the CCO will take such steps as deemed reasonably necessary to address the conflict, including but not limited to the use of a third party to vote the proxies, and disclosure to the Board of Trustees (or an appropriate committee of the Board) so that the Board (or committee) could make a determination on how to vote the proxy.
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The CCO and the Board. In the event that the CCO determines that the Adviser has a material conflict of interest with respect to an issuer’s proxy voting matter(s), the CCO will provide full and fair disclosure of the fact, nature and scope of the conflict to the Chairman of the Board and/or the Chairman of the Compliance and Risk Committee of the Board (both of whom are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”)), and as deemed necessary and appropriate obtain his (or their) consent (or instruction) before permitting the Adviser to vote on the matter(s).
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Voting Shares of the Select Funds. Because the Adviser is the investment adviser both to the Funds of Funds and the Select Funds (each as designated in the Funds’ prospectus and SAI), the Adviser will either:
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Seek instructions from a Fund of Funds’ shareholders with regard to the voting of proxies with respect to shares of the Select Funds held by the Fund of Funds and vote those proxies only in accordance with those instructions; or
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Vote the shares held by the Fund of Funds in the same proportion as the vote of all other shareholders of the Select Fund(s).
Policies and Procedures for the Oversight of Proxy Voting by the Adviser
Responsibilities of the Funds
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Delegation and Oversight. The Board has delegated its proxy voting duties to the Adviser, and therefore, it generally oversees the voting of proxies by the Adviser in accordance with these policies and procedures.
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Board Approval. As required by Rule 38a-1(a)(2) under the 1940 Act, each Fund obtains the approval of the Board, including a majority of Independent Trustees, of these policies and procedures, based on a finding by the Board that the policies and procedures are reasonably designed to prevent violation of the federal securities laws (including Rule 206(4)-6 under the Advisers Act).
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Annual Review. The CCO reviews, no less frequently than annually, the adequacy of these policies and procedures and the effectiveness of their implementation. The CCO, no less frequently than annually, provides
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a written report to the Board that, at a minimum, addresses, the operation of the proxy voting policies and procedures of the Adviser, material changes thereto, and “Material Compliance Matters” thereunder (as defined in Rule 38a-1(e)(2) under the 1940 Act).
Responsibilities of the Adviser
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Voting in the Funds’ Best Interests and Addressing Material Conflicts. The Adviser is responsible for voting the portfolio securities of the Funds in the best interests of the Funds, and addressing material conflicts that may arise between the Adviser’s interests and those of the Funds, in accordance with these policies and procedures.
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Annual Review. As part of the Adviser’s ongoing compliance program, the Adviser reviews and documents, no less frequently than annually, the adequacy of these voting policies and procedures to ensure that they have been formulated reasonably and implemented effectively, including whether these policies and procedures continue to be reasonably designed to ensure that the Adviser casts votes on behalf of the Funds in the best interest of the Fund, as required by Rule 204-2(a)(17)(ii) and Rule 206(4)-7(b) under the Advisers Act. The Adviser takes reasonable measures to determine that it is casting votes on behalf of the Funds consistently with these voting policies and procedures. The Adviser reviews the proxy votes it casts on behalf of the Funds as part of this annual review.
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Periodic Review of ISS. As deemed necessary and appropriate, the Adviser reviews the services of ISS and/or The Northern Trust Company (“Northern Trust”) with respect to the timely and accurate voting of the Funds’ proxies, the filing of the Funds’ proxy voting records with the U.S. Securities and Exchange Commission (“SEC”), and the disclosure of the Funds’ proxy voting records on the Trust’s website.
Disclosure of Proxy Voting Policies and Proxy Voting Records
Disclosure of Policies and Procedures with respect to Voting Proxies Relating to Portfolio Securities
The Funds include a description of these policies and procedures in their SAI.
Disclosure of Proxy Voting Record
The Funds file with the SEC their proxy voting records annually on Form N-PX. The Funds make available free of charge the information disclosed in the Funds’ most recently filed report on Form N-PX on the website as soon as reasonably practicable after filing the report with the SEC.
The Funds employ ISS to record and report all proxies voted by the Adviser on all portfolio securities. The proxy voting information on the website is provided by ISS. The Form N-PX report is filed annually with the SEC by Northern Trust with the proxy voting information provided by ISS.
Appendix C — Description of GuideStone Capital Management, LLC’s Proxy Voting Guidelines
Provided below is a description of the proxy voting guidelines of GuideStone Capital Management, LLC (the “Adviser”).
GENERAL PROXY VOTING GUIDELINES

The Adviser has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations, the Adviser reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Adviser may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Funds and Fund shareholders. These guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving, and the Adviser devotes significant time and resources to monitor these changes.
THE ADVISER’S PROXY VOTING GUIDELINES
These guidelines have been reviewed by various members of the Adviser's organization, including portfolio management and the Adviser's officers.
In general, the Adviser will cast proxy votes FOR proposals that the Adviser reasonably believes encourage alignment of corporate actions with the Funds’ faith-based investing policy guidelines, in accordance with GuideStone Financial Resources stated policy, (“FBI policy”)so as to allow a Fund to continue to hold companies’ securities that the Adviser believes offer financial benefits to the Fund, and the Adviser will cast proxy votes AGAINST proposals having the opposite effect, or where the Adviser does not have adequate objective facts available to it to make a reasonably informed decision as to whether the proposal is in the best interest of the Fund.
The following guidelines reflect what the Adviser believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals, and they should be accountable and responsive to shareholders. The Adviser supports independent, diverse boards of directors, and believes that boards should be sufficiently independent from management to ensure effective supervision of management, that board composition should ensure that boards are appropriately sized and that directors add value through specific skills. The Adviser believes that key committees such as audit, nominating and compensation committees should be comprised of independent directors. The Adviser believes that directors should be sufficiently responsive to investor input, and accountable to shareholders, including through transparency of the company’s governance practices and regular board elections.
In evaluating its vote for directors, the Adviser will consider the individual’s qualifications, his or her ability to devote sufficient time to the board and his or her independence from management, as well as the overall composition of the board. As it relates to the composition of a board, the Adviser will consider current best practices and governance structures. Consideration will be given to the different qualifications and expertise of each director and the relevance of their experience to the company’s operations, how representative the board is of the company’s operations, diversity of experience and backgrounds and other factors deemed relevant to that specific situation. Additionally, the Adviser will consider withholding votes from directors chairing or serving on committees which in its view have not been sufficiently responsive to shareholder concerns.
The Adviser will generally vote for director nominees, except under certain circumstances, including but not limited to those addressed herein. The Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. The Adviser will generally vote against or withhold from the members of the governance committee if the company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. The Adviser will generally vote against or withhold from members of the audit committee if the company shows evidence of problematic audit-related practices, including poor accounting practices that rise to a level of serious concern. The Adviser will vote case-by-case on proposals on director and officer indemnification, liability protection and exculpation and will consider the stated rationale for the proposed change. In control situations, the Adviser will consider the specific circumstances of the situation. In general, the Adviser will focus on the protection of minority shareholder rights, and the history of the exercise of control by the controlling shareholder(s).
In the event of a contested election, the Adviser will review a number of factors in making a decision, including management’s track record, the company’s financial performance, qualifications of candidates on both slates and the strategic plan of the dissidents and/or shareholder nominees.
Audit-Related: The Adviser will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the Adviser will examine proposals relating to non-audit services and non-audit fees, and proposals related to auditor indemnification and limitation of liability. The Adviser will vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm. The Adviser will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors.
Shareholder Rights and Defenses: The Adviser will vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible. The Adviser will vote against proposals giving the board exclusive authority to amend the bylaws, and vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders. The Adviser will generally vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders, vote against proposals to amend the charter to include control share acquisition provisions and vote for proposals to restore voting rights to the control shares. The Adviser will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments and will vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
The Adviser generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Adviser will closely evaluate shareholder rights plans, including management proposals to ratify a shareholder rights plan, on a case-by-case basis, to determine whether or not they warrant support. The Adviser will vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology. While a variety of factors may be considered in each analysis, the guiding principles are transparency, consistency and fairness in the proxy voting process. The Adviser will generally vote against proposals to require a supermajority shareholder vote. The Adviser will vote case-by-case on proposals to adopt fair price provisions, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price. The Adviser will generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares. The Adviser will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits, such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile. The Adviser will generally support strong rights for shareholders as it relates to calling special meetings and acting by written consent.

Capital/Restructuring: The Adviser realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Adviser will generally not vote in favor of dual-class capital structures unless the company discloses a compelling reason for the dual-class structure, such as the intention to use the new class for financing purposes with minimal or no dilution to current shareholders in both the short and long term. The Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable, taking into account share usage, the company’s prior use of authorized shares and situations where there is disclosure of specific and severe risk to shareholders of not approving the request. The Adviser will review proposals seeking preemptive rights on a case-by-case basis, taking into consideration the size of the company, the shareholder base and the liquidity of the stock.
Management and Director Compensation: A company’s equity-based compensation plan should be in alignment with the performance of the company, with emphasis on long-term shareholder value. The Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Adviser will generally oppose plans that have the potential to be excessively dilutive and will almost always oppose plans that are structured to allow the repricing of underwater options or plans that have an automatic share replenishment “evergreen” feature. The Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although the Adviser will generally oppose “golden parachutes” that are considered excessive or include tax gross-ups.
The Adviser will generally support holding say-on-pay votes annually. The Adviser will consider ISS’s analysis of the plan, the alignment of pay and performance, the overall structure of the plan, the metrics used to judge performance and management performance. The Adviser will generally seek strong disclosure of the basis and rationale for pay decisions. Any discretionary elements of the compensation plan will be reviewed on the basis of sound judgement. Repricing of compensation awards, retroactive adjustments favoring management or any other provision or practice deemed to be egregious and present a significant risk to investors will lead to strong consideration of a vote against the compensation decision.
Social and Environmental Issues: The Adviser believes that environmental and social issues can have significant impact on a company’s performance over time. Companies may face significant financial, legal and reputational risks resulting from environmental and social practices, or negligent oversight of environmental and social issues. Appropriate oversight and handling of such issues can benefit corporate culture and performance over time.
The Adviser will generally vote case-by-case, examining whether implementation of the proposal is likely to enhance or protect shareholder value, while seeking to encourage alignment of corporate actions with the FBI policy.
The Adviser will generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.
The Adviser will generally vote against proposals restricting a company from making charitable contributions. The Adviser will generally vote for proposals requesting a report on company or company supplier labor standards and policies, unless such information is already publicly disclosed, and will generally vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process. The Adviser will generally vote for shareholder proposals seeking to limit the sale of tobacco, alcohol, gambling services, tetrahydrocannabinol (THC) products and conscious altering products. The Adviser will vote on shareholder proposals that address sanctity of life issues in a manner consistent with the biblical principles of the Southern Baptist Convention on abortion and sanctity of life issues. The Adviser will generally vote in support of resolutions that foster a culture of respect for people who hold diverse religious and ideological viewpoints in all aspects of their business.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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